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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 10, 2003


                          GS MORTGAGE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                 333-100818                    13-6357101
          --------                 ----------                    ----------
(STATE OR OTHER JURISDICTION      (COMMISSION                 (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)               IDENTIFICATION NO.)

85 Broad Street,
New York, New York                                                 10004
------------------                                                 -----
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 902-1000.







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


                                       -2-


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                 ITEM 601(A) OF
                 REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                         DESCRIPTION
-----------       -----------                         -----------
     1                 4              Trust and Servicing Agreement, dated as
                                      of January 1, 2003, among GS Mortgage
                                      Securities Corp., as depositor, Fairbanks
                                      Capital Corp., as a servicer, Wilshire
                                      Credit Corporation, as a servicer and
                                      master servicer and JPMorgan Chase
                                      Bank, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 10, 2003

                                          GS MORTGAGE SECURITIES CORP.


                                          By:  /s/ Marvin J. Kabatznick
                                               ------------------------
                                          Name:    Marvin J. Kabatznick
                                          Title:   CEO

                                  EXHIBIT INDEX



                          Item 601(a) of            Sequentially
                          Regulation S-K            Numbered
Exhibit Number            Exhibit No.               Description                                            Page
--------------            -----------               -----------                                            ----
1                         4                         Trust and Servicing Agreement, dated as                5
                                                    of January 1, 2003, among GS Mortgage
                                                    Securities Corp., as depositor, Fairbanks
                                                    Capital Corp., as a servicer, Wilshire
                                                    Credit Corporation, as a servicer and
                                                    master servicer and JPMorgan Chase
                                                    Bank, as trustee.

                                    EXHIBIT 1